Exhibit 99.1

FINANCIAL STATEMENTS OF
HARBIN SENRUN AND JIN YUAN GLOBAL LIMITED

HARBIN SENRUN FORESTRY DEVELOPMENT LIMITED
(A Development Stage Company)
FINANCIAL STATEMENTS

DECEMBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders of
Harbin SenRun Forestry Development Limited
(A development stage company)

We have audited the accompanying balance sheet of Harbin SenRun Forestry Development Limited (a development stage company) as of December 31, 2006 and the related statements of operations, changes in owners’ equity and cash flows for the years ended December 31, 2006 and 2005 and the period August 2, 2004 (inception) to December 31, 2006. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harbin SenRun Forestry Development Limited (a development stage company) as of December 31, 2006, and the results of operations and cash flows for the years ended December 31, 2006 and 2005 and the period August 2, 2004 (inception) to December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has generated limited revenue and has incurred accumulated losses of $605,146 from operations since inception. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kempisty & Company CPAs PC
Kempisty & Company,
Certified Public Accountants, P.C.
New York, New York
March 8, 2007

HARBIN SENRUN FORESTRY DEVELOPMENT LIMITED
(A Development Stage Company)
BALANCE SHEET
DECEMBER 31, 2006

ASSETS

Current Assets
Cash (Note 4)	$5,330
Prepaid expenses	10,219
Total Current Assets	15,549

Timberlands - net (Note 5)	773,221

Total Assets	$788,770

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accrued expenses	$2,630
Other payables	4,128
Total Current Liabilities	6,758

Due to shareholders (Note 6)	527,090
Long term loan (Note 7)	256,276

Owners' Equity
Registered Capital,
$604,084 was fully paid on December 31, 2006	604,084
Deficit	(605,146)
Accumulated comprehensive income	(292)
Owners' equity	(1,354)
Total Liabilities and Owners' Equity	$788,770

See Notes to Financial Statements.

HARBIN SENRUN FORESTRY DEVELOPMENT LIMITED
(A Development Stage Company)
STATEMENTS OF OPERATIONS

	Year Ended December 31,		For the Period August 2, 2004 (inception) to December 31,
	2006	2005	2006

Net sales	$64,397	$--	$64,397

Expenses
Salaries	6,877	4,341	11,218
Rent expense	2,415	--	2,415
Transportation	2,211	568	2,779
Travel	3,323	659	3,982
Amortization	2,523	--	2,523
Other expenses	39,002	991	42,528
Timberlands writedown	--	--	604,099
Total Expenses	56,351	6,559	669,544

Loss before provision for income tax, comprehensive income and minority interest	8,046	(6,559)	(605,147)

Income tax provision	--	--	--

Loss before comprehensive income	8,046	(6,559)	(605,147)

Foreign exchange gain (loss)	(140)	(165)	(292)

Net Income	$7,906	$(6,724)	$(605,439)

See Notes to Financial Statements.

HARBIN SENRUN FORESTRY DEVELOPMENT LIMITED
(A Development Stage Company)
STATEMENTS OF CHANGES IN OWNERS’ EQUITY (DEFICIT)

			Accumulated
	Registered		Comprehensive
	Capital	Deficit	Income (loss)	Total

Balance August 2, 2004	$--	$--	$--	$--

Capital contribution	604,084	--	--	604,084

Loss from operations	--	(606,633)	--	(606,633)

Comprehensive loss	--	--	13	13

Balance December 31, 2004	604,084	(606,633)	13	(2,536)

Loss from operations	--	--	--	--

Comprehensive income	--	--	(165)	(165)

Balance December 31, 2005	604,084	(606,633)	(152)	(2,701)

Gain from operations	--	--	--	--

Comprehensive income	--	--	(140)	(140)

Balance December 31, 2006	$604,084	$(606,633)	$(292)	$(2,841)

See Notes to Financial Statements.

HARBIN SENRUN FORESTRY DEVELOPMENT LIMITED
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

	Year Ended December 31,		For the Period August 2, 2004 (inception) to December 31,
	2006	2005	2006

Operating Activities:
Net Income (Loss)	$7,906	$(6,724)	$(605,439)
Adjustments to reconcile net income (loss) to net cash used by operations
Impairment loss on timberlands	--	--	604,099
Amortization	2,523	--	2,523
Changes in operating assets and liabilities:
(Increase)/decrease in prepaid expenses	(10,219)	--	(10,219)
Increase/(decrease) in accrued expenses	1,495	959	2,630
Increase/(decrease) in tax payable	4,128	--	4,128
Net cash provided (used) by operating activities	5,833	(5,765)	(2,278)

Investing Activities
Purchase of Timberland	(775,871)	--	(775,871)
Net cash (used) by investing activities	(775,871)	--	(775,871)

Financing Activities
Proceeds from shareholder loans	529,774	6,257	538,448
Repay of loan to shareholders	(11,358)	--	(11,358)
Proceeds from long term loans	269,089	--	269,089
Repay of long term loans	(12,813)	--	(12,813)
Net cash provided by financing activities	774,692	6,257	783,366

Effect of exchange rate changes on cash	131	(1)	117

Increase in cash	4,785	491	5,334
Cash at beginning of period	549	58	--
Cash at end of period	$5,334	$549	$5,334

Supplemental Cash Flow Information:
Interest paid during the year	$--	$--	$--
Non-cash financing and investing activities:
Contribution of timberland for equity	$--	$--	$604,084

See Notes to Financial Statements.

HARBIN SENRUN FORESTRY DEVELOPMENT LIMITED
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

Note 1 - ORGANIZATION AND BUSINESS BACKGROUND

Harbin SenRun Forestry Development Limited (“Company”) was incorporated as a company with a limited liability in People’s Republic of China on August 2, 2004. The Company is located in Harbin, Heilongjiang and principally engaged in the growing and harvesting of timber and the manufacture and marketing of lumber.

The Company is considered to be a development stage company, as it has not generated substantial revenues from operations.

Note 2 - GOING CONCERN

As of December 31, 2006, the Company had incurred accumulated losses of $605,146 from operations since its inception and has limited operations. The Company is actively pursuing additional funding and a potential merger or acquisition candidate and strategic partners, which would enhance owners’ investment. Management believes that the above actions will allow the Company to continue operations through the next fiscal year.

Note 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in U.S. dollars.

Use of Estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the year reported. Actual results may differ from these estimates.

Revenue Recognition

Revenues are recognized when finished products are shipped to unaffiliated customers, both title and the risks and rewards of ownership are transferred or services have been rendered and accepted, and collectibility is reasonably assured.

Timberland

Timberland is stated at acquisition cost less accumulated amortization. Since private ownership of timberland is not allowed in the People’s Republic of China, the Company acquired the user right of timberland from the government. The user right is good for from 50 to 70 years and with the user right, the timber on the timberland is under the Company’s ownership. Amortization of the use right on timberland is primarily determined using the straight-line method over the useful life.

HARBIN SENRUN FORESTRY DEVELOPMENT LIMITED
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

Related Parties

The caption "Due to shareholders" represents loans payable to equity owner due in May 2008. The use of the loan is restricted for the purchase of timberland and the interest is accrued based on 5% of the profit on the purchased timberland. The payment of principal and interest should be made on the due date of the loan. If the Company is in default on the loan, 12% of the principal will be accrued as interest and paid as well as principal in November 2008. Refer to Note 6.

Income Tax

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

The Company did not provide any current or deferred income tax provision or benefit for any period presented to date because there is no income from operations, with only minor timing differences with regard to the depreciation of fixed assets. Management has determined that any deferred tax asset or liability is inconsequential, and not material to the financial statements.

Foreign Currencies Translation

The functional currency of the Company is the Renminbi (“RMB”). The accompanying financial statements have been expressed in United States dollars, the reporting currency of the Company.  The balance sheet is translated into United States dollars based on the rates of exchange ruling at the balance sheet date. The statement of operations is translated using a weighted average rate for the period. Translation adjustments are reflected as accumulated comprehensive income in shareholders’ equity.

Recently Issued Accounting Standards

In July 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes,” which prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return (including a decision whether to file or not to file a return in a particular jurisdiction). The accounting provisions of FIN No.48 are effective for fiscal years beginning after December 15, 2006. The Company is currently assessing whether adoption of this Interpretation will have an impact on our financial position or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”, which establishes a framework for reporting fair value and expands disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Company is currently assessing the impact of the adoption of this standard on its financial statement.

HARBIN SENRUN FORESTRY DEVELOPMENT LIMITED
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

In September 2006, FASB issued SFAS No. 158,”Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans-An amendment of SFAS No. 87, 88, 106, and 132(R). This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006 with earlier application allowed. The Company does not expect the adoption of SFAS No. 158 to have a material impact on its consolidated result of operations and financial condition.

Note 4 - CASH

Cash consists of the following:

December 31, 2006

Deposit with clearing broker	$5,168
Commissions receivable	162
$5,330

Note 5 - TIMBERLANDS

Timberlands consist of the following:

	Effective	December 31,
	Period	2006

Ping Yang He Forestry Center	9/19/2004-2/9/2074	$--
Jiu Lien Forestry Center	11/2/2006-11/2/2055	248,951
Wei Xing Forestry Center	11/2/2006-11/2/2056	299,778
Mao Lin Forestry Center	11/2/2006-11/2/2057	227,070
		775,799
Less: Accumulated amortization		2,578
		$773,221

 HARBIN SENRUN FORESTRY DEVELOPMENT LIMITED
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

Note 6 - DUE TO SHAREHOLDER

Due to shareholder consists of the following:

December 31, 2006

Name
Han, Degong	$527,090

Han, Degong has been a shareholder since August 2, 2004.

The loan payable shareholder bears interest at 5% of the net income generated from timberland sales. The principal and interest is due May 15, 2008. In the event of a default the principal plus 12% interest is due on November 15, 2008.

Note 7 - LONG TERM LOAN

December 31, 2006

Debtor's Name
Niu, Guiying	$256,276

The long term loan is due April 19, 2008. The use of the loan is restricted for the purchase of timberland and the interest is accrued based on 5% of the net income generated from timberland sales on the principal will be accrued as and paid as well as the principal on October 19, 2008. In the event of a default the principal plus 12% interest is due on October 19, 2008.

Note 8 - REGISTERED CAPITAL

In accordance with the Company’s Articles of Association, the registered capital as of August 2, 2004 (date of inception) was $604,084. The registered capital was funded on July 30, 2004 (prior to inception) in order to obtain the government’s approval for the Company’s formation. The registered capital was funded by the contribution of timberland (Ping Yang He Forestry Center) valued at $604,084. For reporting purpose, the timberland was subsequently written down to zero value because there was no cost associated with this contributed asset.

 HARBIN SENRUN FORESTRY DEVELOPMENT LIMITED
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

Note 9 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable are reasonable estimates of their value due to the short term maturity of these instruments.

Note 10 - GEOGRAPHIC INFORMATION

All of the Company's sales and all of the Company's long-lived assets are located in the PRC.

Note 11 - OPERATING RISK

Concentrations of credit risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash and cash equivalents with high-quality institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally these deposits may be redeemed upon demand and therefore bear minimal risk.

Country risk

The Company has significant investments in the PRC. The operating results of the Company may be adversely affected by changes in the political and social conditions in the  PRC and by changes in Chinese government policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of  taxation, among other things. There can be no assurance; however, those changes in political and other conditions will not result in any adverse impact.

NOTE 12 - EMPLOYEE BENEFIT PLAN

Full time employees of the Company participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require the Company to accrue for these benefits based on certain percentages of the employees' salaries. The total provisions for such employee benefits were $856 and $528 for the years ended December 31, 2006 and 2005 respectively.

NOTE 13 - RESTRICTED RETAINED EARNINGS

Pursuant to the laws applicable to the PRC, PRC entities must make appropriations from after-tax profit to the non-distributable “statutory surplus reserve fund”. Subject to certain cumulative limits, the “statutory surplus reserve fund” requires annual appropriations of 10% of after-tax profit until the aggregated appropriations reach 50% of the registered capital (as determined under accounting principles generally accepted in the PRC ("PRC GAAP") at each year-end). For foreign invested enterprises and joint ventures in the PRC, annual appropriations should be made to the “reserve fund”. For foreign invested enterprises, the annual appropriation for the “reserve fund” cannot be less than 10% of after-tax profits until the aggregated appropriations reach 50% of the registered capital (as determined under PRC GAAP at each year-end). The Company did not make any appropriations to the reserve funds mentioned above due to lack of profit after tax since commencement of operations.

 HARBIN SENRUN FORESTRY DEVELOPMENT LIMITED
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

Note 14 - INCOME TAX

PRC Income Tax Law and various local income tax laws, pursuant to which the Company generally is subject, requires an income tax at an effective rate of 33% (30% national income tax and 3% local income tax) on income as reported in its statutory financial statement after appropriate tax adjustment. The loss can carry forward for the following 5 years.

The provision for income taxes (benefit) consists of the following:

	For the Year Ended December 31,
	2006	2005

Current income tax expense (benefit)	$2,682	$(2,186)
Deferred income tax expense (benefit)	(2,682)	2,186
Total provision for income taxes	$--	$--

The following table reconciles the PRC statutory rates to the Company’s effective tax rate:

	For the Year Ended December 31,
	2006	2005

China income taxes (benefit)	$33.00%	$-33.00%
Change in valuation allowance	-33.00%	33.00%
Effective income tax rate	$0.00%	$0.00%

Note 15 - SUBSEQUENT EVENT

On January 10, 2007, the majority shareholder of the Company contributed 51% of the equity ownership in the Company to Jin Yuan Global Limited (a Hong Kong company).

On March 10, 2007, Mr. Han Degong (the “Trustee”), a citizen of the PRC who owns a 49% equity ownership interest in the Company, executed a Trust and Indemnity Agreement with Jin Yuan Global Limited, pursuant to which the Trustee assigned to Jin Yuan Global Limited all of the beneficial interest in the Trustee’s equity ownership in the Company. These arrangements have been undertaken solely to satisfy the PRC regulations, which prohibits foreign companies from owning or operating the forestry business in the PRC.

Through the transaction and agreement described in the preceding paragraph, the Company is deemed a 100% subsidiary of Jin Yuan Global Limited.

JIN YUAN GLOBAL LIMITED AND SUBSIDIARIES
(A Development Stage Company)

FINANCIAL STATEMENTS
MARCH 31, 2007

INDEX

PAGE

BALANCE SHEET (UNAUDITED)	F - 14

STATEMENTS OF OPERATIONS (UNAUDITED)	F - 15

STATEMENTS OF CASH FLOWS (UNAUDITED)	F - 16

NOTES TO FINANCIAL STATEMENTS	F - 17 through F - 22

JIN YUAN GLOBAL LIMITED AND SUBSIDIARIES
(A Development Stage Company)
BALANCE SHEETS
(UNAUDITED)

March 31, 2007

ASSETS
Current Assets
Cash (Note 4)	$4,220
Prepaid expenses	9,258
Total Current Assets	13,478

Timberlands - net (Note 5)	777,401

Total Assets	$790,879

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accrued expenses	$3,005
Other payables	5,297
Total Current Liabilities	8,302

Due to shareholders (Note 6)	535,047
Long term loan (Note 7)	258,960

Shareholders' Equity
Common stock (10,000 shares authorized, par value HK$1.00, I share outstanding)	--
Additional Paid-in Capital	604,084
Deficit	(615,165)
Accumulated comprehensive income	(349)
Owners' equity	(11,430)
Total Liabilities and Owners' Equity	$790,879

See Notes to Financial Statements.

JIN YUAN GLOBAL LIMITED AND SUBSIDIARIES
(A Development Stage Company)
STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the Three Months Ended March 31,		For the Period August 2, 2004 (inception) to March 31,
	2007	2006	2007

Net sales	$--	$--	$64,397

Expenses
Salaries	2,336	1,628	13,554
Rent expense	1,063	--	3,478
Transportation	518	--	3,297
Travel	--	--	3,982
Amortization	3,901	--	6,424
Other expenses	1,017	57	44,728
Timberlands writedown	--	--	604,099
Total Expenses	8,835	1,685	679,562

Loss before provision for income tax, comprehensive income and minority interest	(8,835)	(1,685)	(615,165)

Income tax provision	--	--	--

Loss before comprehensive income	(8,835)	(1,685)	(615,165)

Foreign exchange gain (loss)	(56)	(70)	(349)

Net Income	$(8,891)	$(1,755)	$(615,514)

See Notes to Financial Statements.

JIN YUAN GLOBAL LIMITED AND SUBSIDIARIES
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the Year Ended March 31,				For the Period August 2, 2004 (inception) to March 31,
	2007		2006		2007
Operating Activities:
Net Income	$8,891		$(1,755)		$(615,514)
Adjustments to reconcile net loss to net cash used by operations:
Impairment loss on timberlands	--		--		604,099
Amortization	3,901	#	--	#	6,424
Changes in operating assets and liabilities:
(Increase)/decrease in prepaid expenses	961		--		(9,258)
Increase/(decrease) in accrued expenses	(375)		208		2,255
Increase/(decrease) in tax payable	(4,128)		-		-
Increase/(decrease) in deposit	5,297		-		5,297
Net cash used by operating activities	(3,235)		(1,547)		(6,697)

Investing Activities
Purchase of Timberland	--		--		(775,871)
Net cash (used) by investing activities	--		---		(775,871)

Financing Activities
Proceeds from shareholder loans	--		12,532		540,884
Repay of loan to shareholders	--		--		(11,358)
Proceeds from long term loans	--		--		269,089
Repay of long term loans	--		--		(12,813)
Net cash provided by financing activities	--		12,532		785,802

Effect of exchange rate changes on cash	873		1		986

Increase(decrease) in cash	(2,362)		10,986		4,220
Cash at beginning of period	6,582		549		--
Cash at end of period	$4,220		$11,535		$4,220

Supplemental Cash Flow Information:
Interest received (paid) during the year	$--		$--		$--
Non-cash financing activities:
Contribution of timberland for equity	$--		$--		$604,084

See Notes to Financial Statements.

JIN YUAN GLOBAL LIMITED
(A Development Stage Company)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

Note 1 - ORGANIZATION AND BUSINESS BACKGROUND

Harbin SenRun Forestry Development Limited (“Company”) was incorporated as a company with a limited liability in People’s Republic of China on August 2, 2004. The Company is located in Harbin, Heilongjiang and principally engaged in the growing and harvesting of timber and the manufacture and marketing of lumber.

On January 10, 2007, the majority shareholder of the Company contributed 51% of the equity ownership in the Company to Jin Yuan Global Limited (a Hong Kong company).

On March 10, 2007, Mr. Han Degong (the “Trustee”), citizen of the PRC and owner of  a 49% equity ownership interest in the Company, executed Trust and Indemnity Agreements with Jin Yuan Global Limited, pursuant which the Trustee assigned to Jin Yuan Global Limited all of the beneficial interest in the Trustee’s equity ownership in the Company. These arrangements have been undertaken solely to satisfy the PRC regulations, which prohibits foreign companies from owning or operating the forestry business in the PRC. Under the requirement of Financial Interpretation 46 (Revised) “Consolidation of Variable Interest Entities” issued by the Financial Accounting Standards Board (“FASB”), the Agreement provided for effective control of 49% equity ownership interest in the Company to be transferred to Jin Yuan Global Limited.

Through the transaction and agreement described in preceding paragraphs, the Company is deemed a 100% subsidiary of Jin Yuan Global Limited.

The Company is considered to be a development stage company, as it has not generated substantial revenues from operations

Note 2 - GOING CONCERN

As of March 31, 2007, the Company had incurred accumulated losses of $613,985 from operations since its inception and has limited operations. The Company is actively pursuing additional funding and a potential merger or acquisition candidate and strategic partners, which would enhance owners’ investment. Management believes that the above actions will allow the Company to continue operations through the current fiscal year.

Note 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in U.S. dollars.

JIN YUAN GLOBAL LIMITED
(A Development Stage Company)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

Use of estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the year reported. Actual results may differ from these estimates.

Revenue recognition

Revenues are recognized when finished products are shipped to unaffiliated customers, both title and the risks and rewards of ownership are transferred or services have been rendered and accepted, and collectibility is reasonably assured.

Timberland

Timberland is stated at acquisition cost less accumulated amortization. Since private ownership of timberland is not allowed in the People’s Republic of China, the Company acquired the user right of timberland from the government. The user right is good for from 50 to 70 years and with the user right, the timber on the timberland is under the Company’s ownership. Amortization of the use right on timberland is primarily determined using the straight-line method over the useful life.

Related Parties

The caption "Due to shareholders" represents loans payable to equity owner due in May 2008. The use of the loan is restricted for the purchase of timberland and the interest is accrued based on 5% of the profit on the purchased timberland. The payment of principal and interest should be made on the due date of the loan. If the Company is in default on the loan, 12% of the principal will be accrued as interest and paid as well as principal in November 2008. Refer to Note 6.

Income Tax

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

The Company did not provide any current or deferred income tax provision or benefit for any period presented to date because there is no income from operations, with only minor timing differences with regard to the depreciation of fixed assets. Management has determined that any deferred tax asset or liability is inconsequential, and not material to the financial statements.

Foreign currencies translation

The functional currency of the Company is the Renminbi (“RMB”). The accompanying financial statements have been expressed in United States dollars, the reporting currency of the Company.  The balance sheet is translated into United States dollars based on the rates of exchange ruling at the balance sheet date. The statement of operations is translated using a weighted average rate for the period. Translation adjustments are reflected as accumulated comprehensive income in shareholders’ equity.

JIN YUAN GLOBAL LIMITED
(A Development Stage Company)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

Recently Issued Accounting Standards

In July 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes,” which prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return (including a decision whether to file or not to file a return in a particular jurisdiction). The accounting provisions of FIN No.48 are effective for fiscal years beginning after December 15, 2006. The Company is currently assessing whether adoption of this Interpretation will have an impact on our financial position or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”, which establishes a framework for reporting fair value and expands disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Company is currently assessing the impact of the adoption of this standard on its financial statement.

Note 4 - CASH

Cash consists of the following:

March 31, 2007

Cash on hand	$2,950
Cash in bank	14
$2,964

Note 5 - TIMBERLANDS

Timberlands consist of the following:

		March 31, 2007
Name	Effective Period

Ping Yang He Forestry Center	9/19/2004~2/9/2074	$--
Jiu Lien Forestry Center	11/2/2006~11/2/2055	251,559
Wei Xing Forestry Center	11/2/2006~11/2/2056	302,918
Mao Lin Forestry Center	11/2/2006~11/2/2057	229,449
		783,926
Less: Accumulated Amortization		6525
		$777,401

JIN YUAN GLOBAL LIMITED
(A Development Stage Company)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

Note 6 - DUE TO SHAREHOLDERS

Due to Shareholders consists of the following:

March 31, 2007
Name
Han, Degong	$532,611
$532,611

Han, Degong has been a shareholder since August 2, 2004.

The loan payable shareholder bears interest at 5% of the net income generated from timberland sales. The principal and interest is due May 15, 2008. In the event of a default the principal plus 12% interest is due on November 15, 2008.

Note 7 - LONG TERM LOAN

Due to Shareholders consists of the following:

March 31, 2007
Debtor’s Name
Niu, Guiying	$258,960
$258,960

The long term loan is due April 19, 2008. The use of the loan is restricted for the purchase of timberland and the interest is accrued based on 5% of the net income generated from timberland sales on the principal will be accrued as and paid as well as the principal on October 19, 2008. In the event of a default the principal plus 12% interest is due on October 19, 2008.

Note 8 - REGISTERED CAPITAL

In accordance with the Company’s Articles of Association, the registered capital as of August 2, 2004 (date of incorporation) was $604,084.  The registered capital was funded on July 30, 2004 (prior to incorporation) in order to obtain the government’s approval for the incorporation. The registered capital was funded by the contribution of a timberland (Ping Yang He Forestry Center) valued at $604,084. For reporting purpose, the timberland was subsequently written down to zero value because there was no cost associated with this contributed asset.

JIN YUAN GLOBAL LIMITED
(A Development Stage Company)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

Note 9 -FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable are reasonable estimates of their value due to the short term maturity of these instruments.

Note 10 - GEOGRAPHIC INFORMATION

All of the Company's sales and all of the Company's long-lived assets are located in the PRC.

Note 11 - OPERATING RISK

Concentrations of credit risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash and cash equivalents with high-quality institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally these deposits may be redeemed upon demand and therefore bear minimal risk.

Country risk

The Company has significant investments in the PRC. The operating results of the Company may be adversely affected by changes in the political and social conditions in the PRC and by changes in Chinese government policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things. There can be no assurance; however, those changes in political and other conditions will not result in any adverse impact.

NOTE 12 - EMPLOYEE BENEFIT PLAN

Full time employees of the Company participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require the Company to accrue for these benefits based on certain percentages of the employees' salaries. The total provisions for such employee benefits were $287 and $200 for the years ended March 31, 2007 and 2006 respectively.

JIN YUAN GLOBAL LIMITED
(A Development Stage Company)
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 13 - RESTRICTED RETAINED EARNINGS

Pursuant to the laws applicable to the PRC, PRC entities must make appropriations from after-tax profit to the non-distributable “statutory surplus reserve fund”. Subject to certain cumulative limits, the “statutory surplus reserve fund” requires annual appropriations of 10% of after-tax profit until the aggregated appropriations reach 50% of the registered capital (as determined under accounting principles generally accepted in the PRC ("PRC GAAP") at each year-end). For foreign invested enterprises and joint ventures in the PRC, annual appropriations should be made to the “reserve fund”. For foreign invested enterprises, the annual appropriation for the “reserve fund” cannot be less than 10% of after-tax profits until the aggregated appropriations reach 50% of the registered capital (as determined under PRC GAAP at each year-end). The Company did not make any appropriations to the reserve funds mentioned above due to lack of profit after tax since commencement of operations.

NOTE 14 - SUBSEQUENT EVENT

On May 25, 2007, Everwin Development Limited (“Everwin”) was incorporated in British Virgin Islands (“BVI”) under the BVI Business Companies Act, 2004, for the purpose of seeking and consummating a merger or acquisition with a business entity organized as a private corporation, partnership, or sole proprietorship as defined by Statement of Financial Accounting Standards (SFAS) No. 7. All of the Company’s outstanding share capital was transferred to Everwin on May 25, 2007. The Company accordingly became a 100% subsidiary of Everwin.

On June 26, 2007, the Company, SenRun and Everwin jointly entered into a share exchange agreement and escrow agreement with Patriot Investment Corporation (“Patriot”) and its majority shareholder. In the agreements, Everwin will exchange all the Company’s shares plus $610,000 in cash for Patriot’s 10,000,000 restricted shares of Series A Convertible Preferred Stock. The Patriot Preferred Stock shall be convertible into 47,530,000 shares of Patriot common stock which accounts for 95.1% of the ownership and voting power of Patriot.

JIN YUAN GLOBAL LIMITED
FINANCIAL STATEMENTS

DECEMBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Stockholder of
Jin Yuan Global Limited
(A development stage company)

We have audited the accompanying balance sheet of Jin Yuan Global Limited (a development stage company) as of December 31, 2006 and the related statements of operations, stockholders’ equity and cash flows for the period from November 22, 2006 (Inception) to December 31, 2006. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jin Yuan Global Limited (a development stage company) as of December 31, 2006 and the results of operations and cash flows for the period from November 22, 2006 (Inception) to December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has neither started operations nor generated any revenue. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kempisty & Company CPAs PC
Kempisty & Company,
Certified Public Accountants, P.C.
New York, New York
March 8, 2006

JIN YUAN GLOBAL LIMITED
(A Development Stage Company)
BALANCE SHEET
DECEMBER 31, 2006

ASSETS

Current Assets
Cash	$1,252
Total Current Assets	1,252

Total Assets	$1,252

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities
Due to shareholders	$1,282
Total Current Liabilities	1,282

Shareholders' Equity
Common stock (10,000 shares authorized, par value HK$1.00, I share subscribed)	$--
Deficit	(30)
Shareholders' deficit	(30)
Total Liabilities and Shareholders' Deficit	$1,252

See Notes to Financial Statements.

JIN YUAN GLOBAL LIMITED
(A Development Stage Company)
STATEMENT OF OPERATIONS
For the Period November 22, 2006 (Inception) to December 31, 2006

Net sales	$--
Cost of sales	--
Gross profit	--

Expenses	30

Income(loss) before income tax and comprehensive income	(30)

Income tax	--

Income(loss) before comprehensive income	(30)

Comprehensive income	--

Net income(loss)	$(30)

See Notes to Financial Statements.

JIN YUAN GLOBAL LIMITED
(A Development Stage Company)
STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIT)
For the Period November 22, 2006 (Inception) to December 31, 2006

	Common Stock
	HK$1.00 par value
	Shares	Amount	Total

Balance November 22, 2006 (Inception)	--	$--	$--

Issuance of common stock	1	--	--

Loss from operations	--	(30)	(30)

Balance December 31, 2006	1	$(30)	$(30)

See Notes to Financial Statements.

JIN YUAN GLOBAL LIMITED
(A Development Stage Company)
STATEMENT OF CASH FLOWS
For the Period November 22, 2006 (Inception) to December 31, 2006

Operating Activities:
Net loss	$(30)
Adjustments to reconcile net loss to net cash used by operations
Changes in operating assets and liabilities:
Net cash used by operating activities	(30)

Investing Activities
Net cash used by investing activities	--

Financing Activities
Proceeds from shareholder loans	1,282
Net cash provided by financing activities	1,282

Effect of exchange rate changes on cash	--

Increase in cash	1,252
Cash at beginning of period	--
Cash at end of period	$1,252

See Notes to Financial Statements.

JIN YUAN GLOBAL LIMITED
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

Note 1 - ORGANIZATION AND BUSINESS BACKGROUND

Jin Yuan Global Limited (“Company”) was incorporated as a Hong Kong limited liability company on November 22, 2006. The Company was formed to facilitate a merger between a U.S. public company and a Peoples Republic of China business entity.

The Company is considered to be a development stage company, and has no operations at December 31, 2006.

Note 2 - GOING CONCERN

As of December 31, 2006, the Company had incurred accumulated losses of $30 since inception. The Company is actively pursuing additional funding and a potential merger or acquisition candidate and strategic partners, which would enhance owners’ investment. Management believes that the above actions will allow the Company to start operations.

Note 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in U.S. dollars.

Use of estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the year reported. Actual results may differ from these estimates.

Revenue recognition

Revenues are recognized when finished products are shipped to unaffiliated customers, both title and the risks and rewards of ownership are transferred or services have been rendered and accepted, and collectibility is reasonably assured.

Related parties

The caption "Due to shareholders" represents loans payable that are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand.

JIN YUAN GLOBAL LIMITED
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

Income tax

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

The Company did not provide any current or deferred income tax provision or benefit for any period presented to date because there is no income from operation, with only minor timing differences with regard to the depreciation of fixed assets. Management has determined that any deferred tax asset or liability is inconsequential, and not material to the financial statements.

Foreign currencies translation

The functional currency of the Company is the Hong Kong Dollar (“HKD”). The accompanying financial statements have been expressed in United States dollars, the reporting currency of the Company. The balance sheet is translated into United States dollars based on the rates of exchange at the balance sheet date. The statement of operations is translated using a weighted average rate for the period. Translation adjustments are reflected as accumulated comprehensive income in shareholders’ equity.

Note 4 - DUE TO SHAREHOLDERS

Due to Shareholders consists of the following:

December 31, 2006

Xia, Yongchuan	$1,282
$1,282

Xia, Yongchuan has been the shareholder and CEO since November 22 2006.

Note 5 - COMMON STOCK

Upon formation of the Company, one share of common stock was issued to the incorporation for no consideration.

Note 6 - SUBSEQUENT EVENT

On January 10, 2007, the majority shareholder of Harbin SenRun Forestry Development Limited (“SenRun”) agreed to transfer his 51% of the shares of SenRun to the Company.

On March 10, 2007, Mr. Han Dedong (the “Trustee”), citizen of the PRC and totally owns a 49% equity ownership interest in SenRun, executed Trust and Indemnity Agreements with the Company, pursuant which the Trustee assigned to the Company all of the beneficial interest in the Trustee’s equity ownership in SenRun. These arrangements have been undertaken solely to satisfy the PRC regulations, which prohibits foreign companies from owning or operating the forestry business in the PRC. Under the requirement of Financial Interpretation 46 (Revised) “Consolidation of Variable Interest Entities” issued by the Financial Accounting Standards Board (“FASB”), the Agreement provided for effective control of 49% equity ownership interest in SenRun to be transferred to the Company.

Through the transaction and agreement described in preceding paragraphs, SenRun is deemed a 100% subsidiary of the Company.